                                                                  Exhibit 99.1

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts have been revised to reflect American Express International Deposit Company (AEIDC) activities as discontinued operations and to remove AEIDC from the Corporate & Other segment.

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                      Quarters Ended
                                                             -----------------------------------------------------------------
                                                             June 30,     March 31,   December 31,    September 30,   June 30,
                                                               2008         2008          2007           2007          2007
                                                             ---------   ----------   ------------   --------------   --------
Revenues
  Discount revenue                                            $ 3,991      $ 3,718       $ 3,912        $ 3,659        $ 3,670
  Net card fees                                                   576          567           544            522            500
  Travel commissions and fees                                     573          494           514            484            491
  Other commissions and fees                                      590          622           650            644            587
  Securitization income, net                                      227          444           326            392            332
  Other                                                           577          460           494            443            426
                                                              -------      -------       -------        -------        -------
     Total                                                      6,534        6,305         6,440          6,144          6,006
                                                              -------      -------       -------        -------        -------
Interest income
  Cardmember lending finance revenue                            1,521        1,625         1,682          1,581          1,514
  Other                                                           256          229           238            239            286
                                                              -------      -------       -------        -------        -------
     Total                                                      1,777        1,854         1,920          1,820          1,800
                                                              -------      -------       -------        -------        -------
         Total revenues                                         8,311        8,159         8,360          7,964          7,806
                                                              -------      -------       -------        -------        -------
Interest expense
  Cardmember lending                                              364          417           474            444            431
  Charge card and other                                           492          502           562            564            508
                                                              -------      -------       -------        -------        -------
     Total                                                        856          919         1,036          1,008            939
                                                              -------      -------       -------        -------        -------
Revenues net of interest expense                                7,455        7,240         7,324          6,956          6,867
                                                              -------      -------       -------        -------        -------

Expenses

  Marketing, promotion, rewards and cardmember services         1,924        1,756         2,719          1,810          1,826
  Human resources                                               1,495        1,470         1,437          1,366          1,334
  Professional services                                           606          550           646            539            578
  Occupancy and equipment                                         412          375           382            374            352
  Communications                                                  115          115           119            118            112
  Other, net                                                      274          296          (590)           339            347
                                                              -------      -------       -------        -------        -------
     Total                                                      4,826        4,562         4,713          4,546          4,549
                                                              -------      -------       -------        -------        -------
Provisions for losses
  Charge card                                                     241          345           419            279            233
  Cardmember lending                                            1,537          809           970            579            638
  Other                                                            77           63            64             47             32
                                                              -------      -------       -------        -------        -------
     Total                                                      1,855        1,217         1,453            905            903
                                                              -------      -------       -------        -------        -------
Pretax income from continuing operations                          774        1,461         1,158          1,505          1,415
Income tax provision                                              114          417           300            383            369
                                                              -------      -------       -------        -------        -------
Income from continuing operations                                 660        1,044           858          1,122          1,046
(Loss) Income from discontinued operations, net of tax             (7)         (53)          (27)           (55)            11
                                                              -------      -------       -------        -------        -------
Net income                                                    $   653      $   991       $   831        $ 1,067        $ 1,057
                                                              =======      =======       =======        =======        =======

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                      Quarters Ended
                                                             ----------------------------------------------------------------
                                                              March 31,   December 31,   September 30,   June 30,   March 31,
                                                                2007          2006           2006          2006       2006
                                                             ----------   ------------   -------------  ---------   ---------
Revenues
  Discount revenue                                            $ 3,355       $ 3,458        $ 3,259       $ 3,292     $ 2,969
  Net card fees                                                   484           479            462           533         520
  Travel commissions and fees                                     437           450            427           483         418
  Other commissions and fees                                      536           573            539           560         561
  Securitization income, net                                      457           347            384           372         386
  Other                                                           387           528            417           398         346
                                                              -------       -------        -------       -------     -------
     Total                                                      5,656         5,835          5,488         5,638       5,200
                                                              -------       -------        -------       -------     -------
Interest income
  Cardmember lending finance revenue                            1,368         1,326          1,213         1,100         947
  Other                                                           231           210            209           202         198
                                                              -------       -------        -------       -------     -------
     Total                                                      1,599         1,536          1,422         1,302       1,145
                                                              -------       -------        -------       -------     -------
         Total revenues                                         7,255         7,371          6,910         6,940       6,345
                                                              -------       -------        -------       -------     -------
Interest expense
  Cardmember lending                                              385           351            318           277         246
  Charge card and other                                           458           422            409           378         339
                                                              -------       -------        -------       -------     -------
     Total                                                        843           773            727           655         585
                                                              -------       -------        -------       -------     -------
Revenues net of interest expense                                6,412         6,598          6,183         6,285       5,760
                                                              -------       -------        -------       -------     -------

Expenses

  Marketing, promotion, rewards and cardmember services         1,462         1,732          1,586         1,668       1,518
  Human resources                                               1,301         1,361          1,227         1,248       1,204
  Professional services                                           517           646            561           572         484
  Occupancy and equipment                                         328           372            346           342         324
  Communications                                                  112           112            104           109         109
  Other, net                                                      293           364            343           286         364
                                                              -------       -------        -------       -------     -------
     Total                                                      4,013         4,587          4,167         4,225       4,003
                                                              -------       -------        -------       -------     -------
Provisions for losses
  Charge card                                                     209           277            257           192         209
  Cardmember lending                                              574           484            412           406         321
  Other                                                             -            56             30            23          25
                                                              -------       -------        -------       -------     -------
     Total                                                        783           817            699           621         555
                                                              -------       -------        -------       -------     -------
Pretax income from continuing operations                        1,616         1,194          1,317         1,439       1,202
Income tax provision                                              516           292            377           465         393
                                                              -------       -------        -------       -------     -------
Income from continuing operations                               1,100           902            940           974         809
(Loss) Income from discontinued operations, net of tax            (43)           20             27           (29)         64
                                                              -------       -------        -------       -------     -------
Net income                                                    $ 1,057       $   922        $   967       $   945     $   873
                                                              =======       =======        =======       =======     =======

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                      Quarters Ended
                                                              --------------------------------------------------------------
                                                              June 30,   March 31,   December 31,   September 30,   June 30,
                                                                2008       2008          2007           2007          2007
                                                              --------   ---------   ------------   -------------   --------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                          $ 3,593     $ 3,722       $ 3,709        $ 3,589      $ 3,560
  International Card Services                                   1,256       1,195         1,189          1,114        1,049
  Global Commercial Services                                    1,308       1,144         1,128          1,064        1,083
  Global Network & Merchant Services                            1,083       1,003         1,041            980          966
                                                              -------     -------       -------        -------      -------
                                                                7,240       7,064         7,067          6,747        6,658
  Corporate & Other,
    including adjustments and eliminations                        215         176           257            209          209
                                                              -------     -------       -------        -------      -------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                 $ 7,455     $ 7,240       $ 7,324        $ 6,956      $ 6,867
                                                              =======     =======       =======        =======      =======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                          $   (63)    $   791         $ (40)         $ 912        $ 827
  International Card Services                                      73         117          (181)           110           92
  Global Commercial Services                                      326         218           144            187          218
  Global Network & Merchant Services                              455         335           379            389          418
                                                              -------     -------       -------        -------      -------
                                                                  791       1,461           302          1,598        1,555

  Corporate & Other                                               (17)          -           856            (93)        (140)
                                                              -------     -------       -------        -------      -------

PRETAX INCOME FROM CONTINUING OPERATIONS                      $   774     $ 1,461       $ 1,158        $ 1,505      $ 1,415
                                                              =======     =======       =======        =======      =======

NET INCOME (LOSS)
  U.S. Card Services                                          $    21     $   523       $     7        $   592      $   580
  International Card Services                                     115         133           (68)           140          117
  Global Commercial Services                                      227         151           110            135          162
  Global Network & Merchant Services                              299         223           254            266          266
                                                              -------     -------       -------        -------      -------
                                                                  662       1,030           303          1,133        1,125

  Corporate & Other                                                (2)         14           555            (11)         (79)
                                                              -------     -------       -------        -------      -------
  Income from continuing operations                               660       1,044           858          1,122        1,046
  (Loss) Income from discontinued operations, net of tax           (7)        (53)          (27)           (55)          11
                                                              -------     -------       -------        -------      -------

NET INCOME                                                    $   653     $   991       $   831        $ 1,067      $ 1,057
                                                              =======     =======       =======        =======      =======

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                      Quarters Ended
                                                             ----------------------------------------------------------------
                                                              March 31,   December 31,   September 30,   June 30,   March 31,
                                                                2007          2006           2006          2006       2006
                                                             ----------   ------------   -------------   --------   ---------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                          $ 3,364       $ 3,349         $ 3,203      $ 3,170     $ 2,898
  International Card Services                                     979         1,026             952        1,026         961
  Global Commercial Services                                      994           982             949        1,032         937
  Global Network & Merchant Services                              877           916             841          839         748
                                                              -------       -------         -------      -------     -------
                                                                6,214         6,273           5,945        6,067       5,544

  Corporate & Other,
    including adjustments and eliminations                        198           325             238          218         216
                                                              -------       -------         -------      -------     -------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                 $ 6,412       $ 6,598         $ 6,183      $ 6,285     $ 5,760
                                                              =======       =======         =======      =======     =======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                          $ 1,031         $ 723           $ 839        $ 939       $ 822
  International Card Services                                      96            76             121           66          49
  Global Commercial Services                                      195           167             157          242         150
  Global Network & Merchant Services                              374           297             314          315         262
                                                              -------       -------         -------      -------     -------
                                                                1,696         1,263           1,431        1,562       1,283

  Corporate & Other                                               (80)          (69)           (114)        (123)        (81)
                                                              -------       -------         -------      -------     -------

PRETAX INCOME FROM CONTINUING OPERATIONS                      $ 1,616       $ 1,194         $ 1,317      $ 1,439     $ 1,202
                                                              =======       =======         =======      =======     =======

NET INCOME (LOSS)
  U.S. Card Services                                          $   644       $   473         $   558      $   594     $   527
  International Card Services                                     102            99             106           88          50
  Global Commercial Services                                      129           117             105          151         104
  Global Network & Merchant Services                              236           201             212          200         166
                                                              -------       -------         -------      -------     -------
                                                                1,111           890             981        1,033         847

  Corporate & Other                                               (11)           12             (41)         (59)        (38)
                                                              -------       -------         -------      -------     -------
  Income from continuing operations                             1,100           902             940          974         809
  (Loss) Income from discontinued operations, net of tax          (43)           20              27          (29)         64
                                                              -------       -------         -------      -------     -------

NET INCOME                                                    $ 1,057       $   922         $   967      $   945     $   873
                                                              =======       =======         =======      =======     =======

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                      Quarters Ended
                                                              --------------------------------------------------------------
                                                              June 30,   March 31,   December 31,   September 30,   June 30,
                                                                2008       2008          2007           2007          2007
                                                              --------   ---------   ------------   -------------   --------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                            $ 0.57     $ 0.91        $ 0.74         $ 0.96        $ 0.89
  (Loss) Income from discontinued operations                        -      (0.05)        (0.02)         (0.05)         0.01
                                                               ------     ------        ------         ------        ------
  Net income                                                   $ 0.57     $ 0.86        $ 0.72         $ 0.91        $ 0.90
                                                               ======     ======        ======         ======        ======

  Average common shares outstanding (millions)                  1,154      1,153         1,157          1,170         1,179
                                                               ======     ======        ======         ======        ======

DILUTED
  Income from continuing operations                            $ 0.57     $ 0.90        $ 0.73         $ 0.94        $ 0.87
  (Loss) Income from discontinued operations                    (0.01)     (0.05)        (0.02)         (0.04)         0.01
                                                               ------     ------        ------         ------        ------
  Net income                                                   $ 0.56     $ 0.85        $ 0.71         $ 0.90        $ 0.88
                                                               ======     ======        ======         ======        ======

  Average common shares outstanding (millions)                  1,163      1,163         1,178          1,192         1,203
                                                               ======     ======        ======         ======        ======

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                      Quarters Ended
                                                              ---------------------------------------------------------------
                                                              March 31,   December 31,   September 30,   June 30,   March 31,
                                                                2007          2006           2006          2006        2006
                                                              ---------   ------------   -------------   --------   ---------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                            $ 0.93        $ 0.75         $ 0.78        $ 0.80     $ 0.66
  (Loss) Income from discontinued operations                    (0.04)         0.02           0.02         (0.02)      0.05
                                                               ------        ------         ------        ------     ------
  Net income                                                   $ 0.89        $ 0.77         $ 0.80        $ 0.78     $ 0.71
                                                               ======        ======         ======        ======     ======

  Average common shares outstanding (millions)                  1,187         1,196          1,202         1,217      1,232
                                                               ======        ======         ======        ======     ======

DILUTED
  Income from continuing operations                            $ 0.91        $ 0.74         $ 0.77        $ 0.78     $ 0.64
  (Loss) Income from discontinued operations                    (0.04)         0.01           0.02         (0.02)      0.05
                                                               ------        ------         ------        ------     ------
  Net income                                                   $ 0.87        $ 0.75         $ 0.79        $ 0.76     $ 0.69
                                                               ======        ======         ======        ======     ======

  Average common shares outstanding (millions)                  1,210         1,224          1,227         1,242      1,258
                                                               ======        ======         ======        ======     ======

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                 Years Ended
                                                                 December 31,
                                                            -----------------------   Percentage
                                                               2007         2006       Inc/(Dec)
                                                            ----------   ----------   ----------
Revenues
  Discount revenue                                           $ 14,596     $ 12,978        12%
  Net card fees                                                 2,050        1,994         3
  Travel commissions and fees                                   1,926        1,778         8
  Other commissions and fees                                    2,417        2,233         8
  Securitization income, net                                    1,507        1,489         1
  Other                                                         1,750        1,689         4
                                                             --------     --------
     Total                                                     24,246       22,161         9
                                                             --------     --------
Interest income
  Cardmember lending finance revenue                            6,145        4,586        34
  Other                                                           994          819        21
                                                             --------     --------
     Total                                                      7,139        5,405        32
                                                             --------     --------
         Total revenues                                        31,385       27,566        14
                                                             --------     --------
Interest expense
  Cardmember lending                                            1,734        1,192        45
  Charge card and other                                         2,092        1,548        35
                                                             --------     --------
     Total                                                      3,826        2,740        40
                                                             --------     --------
Revenues net of interest expense                               27,559       24,826        11
                                                             --------     --------

Expenses
  Marketing, promotion, rewards and cardmember services         7,817        6,504        20
  Human resources                                               5,438        5,040         8
  Professional services                                         2,280        2,263         1
  Occupancy and equipment                                       1,436        1,384         4
  Communications                                                  461          434         6
  Other, net                                                      389        1,357       (71)
                                                             --------     --------
     Total                                                     17,821       16,982         5
                                                             --------     --------
Provisions for losses
  Charge card                                                   1,140          935        22
  Cardmember lending                                            2,761        1,623        70
  Other                                                           143          134         7
                                                             --------     --------
     Total                                                      4,044        2,692        50
                                                             --------     --------
Pretax income from continuing operations                        5,694        5,152        11
Income tax provision                                            1,568        1,527         3
                                                             --------     --------
Income from continuing operations                               4,126        3,625        14
(Loss) Income from discontinued operations, net of tax           (114)          82         #
                                                             --------     --------
Net income                                                   $  4,012     $  3,707         8
                                                             ========     ========

---------
# - Denotes a variance of more than 100%.

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                 Years Ended
                                                                 December 31,
                                                            -----------------------   Percentage
                                                               2007         2006       Inc/(Dec)
                                                            ----------   ----------   ----------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                         $ 14,222     $ 12,620        13%
  International Card Services                                   4,331        3,965         9
  Global Commercial Services                                    4,269        3,900         9
  Global Network & Merchant Services                            3,864        3,344        16
                                                             --------     --------
                                                               26,686       23,829        12
  Corporate & Other,
    including adjustments and eliminations                        873          997       (12)
                                                             --------     --------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                $ 27,559     $ 24,826        11
                                                             ========     ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                         $  2,730     $  3,323       (18)
  International Card Services                                     117          312       (63)
  Global Commercial Services                                      744          716         4
  Global Network & Merchant Services                            1,560        1,188        31
                                                             --------     --------
                                                                5,151        5,539        (7)

  Corporate & Other                                               543         (387)        #
                                                             --------     --------

PRETAX INCOME FROM CONTINUING OPERATIONS                     $  5,694     $  5,152        11
                                                             ========     ========

NET INCOME (LOSS)
  U.S. Card Services                                         $  1,823     $  2,152       (15)
  International Card Services                                     291          343       (15)
  Global Commercial Services                                      536          477        12
  Global Network & Merchant Services                            1,022          779        31
                                                             --------     --------
                                                                3,672        3,751        (2)

  Corporate & Other                                               454         (126)        #
                                                             --------     --------
  Income from continuing operations                             4,126        3,625        14
  (Loss) Income from discontinued operations, net of tax         (114)          82         #
                                                             --------     --------

NET INCOME                                                   $  4,012     $  3,707         8
                                                             ========     ========

---------
# - Denotes a variance of more than 100%.

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                 Years Ended
                                                                 December 31,
                                                            -----------------------   Percentage
                                                               2007         2006       Inc/(Dec)
                                                            ----------   ----------   ----------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                           $ 3.52        $ 2.99        18%
  (Loss) Income from discontinued operations                   (0.10)         0.07         #
                                                              ------        ------
  Net income                                                  $ 3.42        $ 3.06        12%
                                                              ======        ======

  Average common shares outstanding (millions)                 1,173         1,212        (3)%
                                                              ======        ======

DILUTED
  Income from continuing operations                           $ 3.45        $ 2.93        18%
  (Loss) Income from discontinued operations                   (0.09)         0.06         #
                                                              ------        ------
  Net income                                                  $ 3.36        $ 2.99        12%
                                                              ======        ======

  Average common shares outstanding (millions)                 1,196         1,238        (3)%
                                                              ======        ======

---------
# - Denotes a variance of more than 100%.

                           AMERICAN EXPRESS COMPANY
                          CONSOLIDATED BALANCE SHEETS

(Millions, except share data)

                                                                                           June 30,    December 31,
                                                                                             2008          2007
                                                                                         ------------   -----------
ASSETS
Cash and cash equivalents                                                                 $  16,374     $   8,878
Accounts receivable
  Cardmember receivables, less reserves: 2008, $1,146; 2007, $1,149                          38,777        38,923
  Other receivables, less reserves: 2008, $48; 2007, $36                                      3,889         3,060
Investments                                                                                  13,994        13,214
Loans
  Cardmember lending, less reserves: 2008, $2,594; 2007, $1,831                              47,139        52,674
  Other, less reserves: 2008, $47; 2007, $45                                                    690           762
Land, buildings and equipment - at cost, less accumulated
  depreciation: 2008, $3,716; 2007, $3,453                                                    2,791         2,692
Other assets                                                                                  9,259         7,349
Assets of discontinued operations                                                             4,417        22,278
                                                                                          ---------     ---------
  Total assets                                                                            $ 137,330     $ 149,830
                                                                                          =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Customers' deposits                                                                       $  14,846     $  15,397
Travelers Cheques outstanding                                                                 6,915         7,197
Accounts payable                                                                              9,705         7,674
Short-term debt                                                                              17,519        17,762
Long-term debt                                                                               57,035        55,285
Other liabilities                                                                            14,741        13,959
Liabilities of discontinued operations                                                        4,300        21,527
                                                                                          ---------     ---------
  Total liabilities                                                                         125,061       138,801
                                                                                          ---------     ---------

Shareholders' Equity
  Common shares, $.20 par value, authorized 3.6 billion shares; issued and outstanding
    1,159 million shares in 2008 and 1,158 million shares in 2007                               232           232
  Additional paid-in capital                                                                 10,394        10,164
  Retained earnings                                                                           2,094         1,075
  Accumulated other comprehensive (loss) income, net of tax:
    Net unrealized securities gains                                                             101            12
    Net unrealized derivatives losses                                                           (86)          (71)
    Foreign currency translation adjustments                                                   (348)         (255)
    Net unrealized pension and other postretirement benefit costs                              (118)         (128)
                                                                                          ---------     ---------
  Total accumulated other comprehensive loss                                                   (451)         (442)
                                                                                          ---------     ---------
    Total shareholders' equity                                                               12,269        11,029
                                                                                          ---------     ---------
  Total liabilities and shareholders' equity                                              $ 137,330     $ 149,830
                                                                                          =========     =========

                                                                            10